                                                                   EXHIBIT T3E.3

                          NOTICE OF GUARANTEED DELIVERY


  WITH RESPECT TO 10 1/2% SENIOR SUBORDINATED NOTES DUE 2008 (THE "OLD NOTES")
                                (CUSIP 828395AA1)

                                    ISSUED BY

                            SILVERLEAF RESORTS, INC.


     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, or an agent's message (as such term is defined in the Offer to Exchange) relating to the guaranteed delivery procedure, must be used to tender under the Exchange Offer if any Old Notes of Silverleaf Resorts, Inc. are not lost but are not immediately available or time will not permit all required documents to reach the Exchange Agent by the Expiration Date or if the procedures for book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission to the Exchange Agent. See "The Exchange Offer and Solicitation of Consents -- Guaranteed Delivery Procedures" in the Offer to Exchange dated as of March 15, 2002.

     The Exchange Agent for the Exchange Offer is Wells Fargo Bank Minnesota, National Association. All correspondence should be addressed to the Exchange Agent as follows:

By Hand:                                 By Registered or Certified Mail:       By Overnight Courier:
--------                                 --------------------------------       ---------------------
Wells Fargo Bank Minnesota, National     Wells Fargo Bank Minnesota, National   Wells Fargo Bank Minnesota, National
Association                              Association                            Association
Attention:  Jane Y. Schweiger            Attention:  Jane Y. Schweiger          Attention:  Jane Y. Schweiger
Northstar East Building                  Corporate Trust Services               Corporate Trust Services
Corporate Trust Services                 P.O. Box 1517                          Sixth and Marquette Avenue
608 Second Avenue South                  N9303-121                              N9303-120
12th Floor                               Minneapolis, MN 55480                  Minneapolis, MN 55479
Minneapolis, MN

By Facsimile:  (612) 667-4927

Confirm by Telephone:  (612) 667-9764

For Information Call: (612) 667-9764

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY SHOULD NOT BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL AND CONSENT.

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      As set forth in the Offer to Exchange and Solicitation of Consents dated
March 15, 2002 (the "Offer to Exchange") under the heading "The Exchange Offer and Solicitation of Consents--Guaranteed Delivery Procedures" and in the Instructions to the Letter of Transmittal and Consent, this form, or one substantially equivalent hereto, or an agent's message (as such term is defined in the Offer to Exchange) relating to the guaranteed delivery procedure, must be used to accept the Exchange Offer if time will not permit the Letter of Transmittal and Consent, certificates representing the Old Notes and other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date (as such term is defined in the Offer to Exchange). In conjunction with the Offer to Exchange, Silverleaf is also soliciting Consents to certain Proposed Amendments to the Indenture and other matters, each dated as of April 1, 1998, between Silverleaf and the Trustee, pursuant to which the Old Notes were issued.

This form must be delivered by an Eligible Institution (as defined hereinafter) by mail or hand delivery or transmitted via facsimile to the Exchange Agent as set forth above. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Offer to Exchange.

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      Ladies and Gentlemen:

      The undersigned hereby tender(s) to Silverleaf, upon the terms and subject to the conditions set forth in the Letter of Transmittal and Consent (receipt of which is hereby acknowledged), the principal amount of the Old Notes specified below pursuant to the guaranteed delivery procedure set forth in the Offer to Exchange under the heading "The Exchange Offer and Solicitation of Consents--Guaranteed Delivery Procedures." The undersigned hereby authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to Silverleaf and the Trustee with respect to the Old Notes tendered pursuant to the Exchange Offer.

      The undersigned understands that holders who validly tender their Old Notes (with either a Letter of Transmittal and Consent, or a manually signed facsimile thereof, with respect to such Old Notes, properly completed and duly executed, with any signature guarantees and any other documents required by the Letter of Transmittal and Consent or a properly transferred Agent's message) using this Notice of Guaranteed Delivery and the guaranteed delivery procedure will be deemed to have delivered Consents to the Proposed Amendments and to other matters as described in the Offer to Exchange under the heading "The Exchange Offer and Solicitation of Consents--Description of Consents Solicited."

      The undersigned understands that tenders of Old Notes will be accepted only in principal amounts equal to $1,000, or integral multiples thereof. This Notice of Guaranteed Delivery may only be utilized on or prior to the Expiration Date. The undersigned also understands that tenders of Notes may be withdrawn at any time on or prior to the Expiration Date.

      The undersigned understands that Exchange Securities issued for Old Notes exchanged will occur only after timely receipt by the Exchange Agent of (i) such Old Notes or a Book-Entry Confirmation of the transfer of such Old Notes into the Exchange Agent's account at DTC and (ii) either a Letter of Transmittal and Consent (or a manually signed facsimile thereof) with respect to such Old Notes, properly completed and duly executed, with any signature guarantees and any other documents required by the Letter of Transmittal and Consent or a properly transferred Agent's message within three business days after the execution hereof.

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                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Holder(s) or Authorized Signatory: X
                                                               -----------------

Name(s) of Registered Holder(s):
                                ------------------------------------------------

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Principal Amount of Notes Tendered:
                                   ---------------------------------------------

Certificate No.(s) of Notes (if available):
                                           -------------------------------------

Date:
     ---------------------------------------------------------------------------

Address (including zip code):
                             ---------------------------------------------------

Area Code and Telephone No.:
                            ----------------------------------------------------

Fax:
   -----------------------------------------------------------------------------

If Notes will be delivered by book-entry transfer, check the box below:

[ ]  The Depository Trust Company

Depository Account No.:
                       ---------------------------------------------------------

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      This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear(s) on certificate(s) for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES) :

Name(s):
        ------------------------------------------------------------------------
Capacity:
         -----------------------------------------------------------------------

Address(es) (including zip code):
                                ------------------------------------------------

Tax Identification or Social Security Number:
                                             -----------------------------------

Area code and Telephone No.:                         Fax No.:
                            ------------------------         -------------------

e-mail:
       -------------------------------------------------------------------------

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                                      -3-

         DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT
            TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED
              AND DULY EXECUTED LETTER OF TRANSMITTAL AND CONSENT.

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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each, an "Eligible Institution"), hereby represents that the tender of Old Notes hereby complies with Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and guarantees that the Exchange Agent will receive (a) such Old Notes or a Book-Entry Confirmation of the transfer of such Old Notes into the Exchange Agent's account at DTC and (ii) either a Letter of Transmittal and Consent (or a manually signed facsimile thereof) with respect to such Old Notes, properly completed and duly executed, with any signature guarantees and any other documents required by the Letter of Transmittal and Consent or a properly transferred Agent's message within three business days after the execution hereof.

      The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Consent and Old Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.


Name of Firm:
             -------------------------------------------------------------------
Authorized Signature:
                     -----------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Address (including zip code):
                             ---------------------------------------------------

Area Code and Telephone No.:
                            ----------------------------------------------------

Fax No.:
        ------------------------------------------------------------------------

Date:                                   , 2002
       ---------------------------------

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                                      -4-